UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 28, 2010

Virtus Investment Partners, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-10994	95-4191764
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Pearl St., 9th Floor, Hartford, CT	06103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (800) 248-7971

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Investment and Contribution Agreement dated October 30, 2008 (the “Agreement”), to which Virtus Investment Partners, Inc. (the “Company”) is a party, Harris Bankcorp, Inc., a U.S. subsidiary of the Bank of Montreal, which, together with its subsidiaries is referred to as BMO Financial Group, has the right to nominate two directors to the Company’s Board of Directors, subject to satisfaction of all legal and governance requirements regarding service as a director of the Company.

Consistent with the Company’s Current Report on Form 8-K filed with the SEC on January 21, 2010, on January 28, 2010, Barry M. Cooper relinquished his role as one of BMO Financial Group’s director nominees on the Virtus Board following the consideration and approval by the Virtus Governance Committee and Board of his replacement nominee. On January 28, 2010, pursuant to the Agreement, the Board appointed BMO Financial Group’s suggested director nominee, Hugh Murray Simon McKee, as Mr. Cooper’s replacement. Mr. McKee’s appointment to the Board was effective as of January 28, 2010. A description of Mr. McKee’s background is included in the press release announcing his appointment attached as Exhibit 99.1.

Mr. McKee will not currently serve on any of the committees of the Board nor will he currently receive compensation from the Company for his service as a director on the Board.

In connection with the appointment of Mr. McKee to the Company’s Board, the Company entered into the same Indemnification Agreement with Mr. McKee that it has entered into with its other directors.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 28, 2010, the Board approved an amendment to Section 1.04 (“Quorum”) of the Amended and Restated Bylaws of the Company (the “Bylaws”), effective as of such date, which changed the word “such” in the last parenthetical of that section to “any”.

A copy of the Bylaws, as amended is attached as Exhibit 3.1.

Item 9.01	Financial Statements and Exhibits.

3.1	Amended and Restated Bylaws of Virtus Investment Partners, Inc., effective January 28, 2010

10.1	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.4 of the Company’s Quarterly Report on Form 10-Q filed on November 10, 2009)

99.1	Press Release of Virtus Investment Partners, Inc. dated February 1, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRTUS INVESTMENT PARTNERS, INC.

Dated: February 2, 2010	By:	/S/ MICHAEL A. ANGERTHAL
	Name:	Michael A. Angerthal
	Title:	Chief Financial Officer